SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):October 19, 2005

MEDICAL INTERNATIONAL TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-31469	84-1509950

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

2281 Guenette
Ville Saint-Laurent
Montreal, Quebec, Canada HR4 2E9

(Address of Principal Executive Offices)

(514) 339-9355

Registrants Telephone Number

(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

MEDICAL INTERNATIONAL TECHNOLOGY, INC.
Report on Form 8-K
Section 8 – Other Events Item 8.01 – Other Events Press Release

MEDICAL INTERNATIONAL TECHNOLOGY, INC. ANNOUNCES ISO CERTIFICATION

DENVER, October 19, 2005 -- Medical International Technology, Inc. ("MIT") (MDIR.OTCBB) (http://www.mitcanada.ca), a developer and manufacturer of patented needle free jet injectors for human and animal inoculation, announces the following;

ISO CERTIFICATION

Following an audit, Management has been advised that the European based International Organization for Standardization has recommended that the Company receive certification for its Quality Management System to be granted under the International Organization for Standardization’s ISO:9001:2000.

Additionally, certification will be granted for the Company’s "Medical Device-Quality Management System under ISO 13485:2003.

The third certification will be for the "Canadian Medical Device Conformity Assessment System" (CMDCAS), for devices to be licensed by HEALTH CANADA.

These certifications will allow the Company to market and sell its MED-JET Needle-Free Injector in all countries other than the USA. The MED JET injector has been submitted for FDA approval, which, if accepted, will allow MIT to sell the MED-Jet in the United States.

CORPORATE RESTRUCTURE

Continuing with the re-structuring of the Company, the Board of Directors have approved and will recommend to shareholders the conversion of debts totaling $322,000 owed to the Directors. The conversion is to be recommended at a post reverse split price of $0.25 per share, which, if the reverse split is approved, would result in the issuance of 1,288,000 shares.

The Company is proceeding with its plans to affect a 1 for 10 reverse split of its issued and outstanding stock. The current estimated date for the Special Shareholders’ Meeting is November 17, 2005.

MIT CANADA, with offices in Montreal, is a subsidiary of Denver, Colorado based Medical International Technology, Inc. (MIT USA), which specializes in the development, production, marketing and sale of needle-free injectors both for humans and animals, for individual and mass vaccinations.

Karim Menassa, President On Behalf of the Board of Directors Medical International Technology, Inc.

MEDICAL INTERNATIONAL TECHNOLOGY, INC.
Report on Form 8-K

This press release is available on the Medical International Investor Relations site for investor questions, commentary and feedback. Investors are asked to visit http://www.agoracom.com/IR/MIT. Alternatively, investors can e-mail their questions or comments directly to MDIR@agoracom.com or asked to be placed on the Medical International investor e-mail list to receive all future press releases directly.

The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development and acquisition of new product lines and services, government approval processes, the impact of competitive products or pricing a technological changes, the effect of economic conditions and other uncertainties, and the risk factors set forth from time to time in the Company's SEC reports, including but not limited to its annual report on Form 10-KSB; its quarterly reports on Forms 10-QSB; and any reports on Form 8-K. Medical International Technology, Inc. takes no obligation to update or correct forward-looking statements.

CONTACT: Medical International Technology, Inc.
Business Inquiries:
Karim Menassa, President and CEO
(514) 339-9355
http://www.mitcanada.ca
AGORA Investor Relations
Investor Relations Inquiries:
MDIR@agoracom.com
http://www.agoracom.com/IR/MIT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICAL INTERNATIONAL TECHNOLOGY, INC.

Date: October 19, 2005	By:	\s\ Karim Menassa, President and CEO

Karim Menassa, President and CEO